UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2006

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425

(Address of principal executive offices)            (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On July 27, 2006, Ceridian Corporation (the “Company”) issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 5.02.               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On July 27, 2006, the Company issued a press release announcing that William L. Trubeck joined the Board of Directors of the Company as a director on July 25, 2006.  A copy of the press release is filed as Exhibit 99.1, and is incorporated herein by reference.  In addition, on July 25, 2006, Mr. Trubeck became a member of the Company’s Audit Committee.

As a director of the Company, Mr. Trubeck and the Company will enter into an indemnification agreement.  A copy of the form of indemnification agreement between the Company and directors may be found in Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003.  In addition, as a non-employee director of the Company, Mr. Trubeck will receive compensation for his services as a director.  A description of the compensation paid to non-employee directors of the Company may be found in the Company’s Non-Employee Director Compensation Program which may be found in Exhibit 10.2 to the Company’s Current Report on Form 8-K with the earliest event reported dated March 8, 2006 and filed with the Securities and Exchange Commission on March 9, 2006.

On December 31, 2004, the Company sold certain customer relationships and other assets associated with our SourceWeb payroll platform to RSM McGladrey Employer Services, Inc., an indirect majority owned subsidiary of H&R Block, Inc. (“RSM”), for $4.0 million pursuant to the terms and conditions of an asset purchase agreement.  SourceWeb was a payroll platform within the Company’s Human Resource Solutions business segment.  In connection with this transaction, the Company provided certain transitional and provides certain third party services to RSM.  The Company billed $5.3 million and $0.9 million to RSM for such services during the year ended December 31, 2005 and the six months ended June 30, 2006, respectively.  Mr. Trubeck is the Executive Vice President and Chief Financial Officer of H&R Block, Inc.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

99.1         Ceridian Corporation News Release dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Dated:  July 27, 2006

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated July 27, 2006.	Filed electronically